October 10, 2016

Dreyfus Cash Management
DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS
-Dreyfus Institutional Preferred Money Market Fund
Dreyfus Tax Exempt Cash Management Funds
-Dreyfus AMT-Free Tax Exempt Cash Management

Supplement to Current Statutory Prospectuses

The following information regarding purchasing shares supersedes and replaces any contrary information in the Shareholder Guide section of the statutory prospectuses:

An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter.  Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

CMGT-IPMS-1016